================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                               |X| CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                          Date of Report: July 2, 2004



                        Commission file number 001-15081



                             UnionBanCal Corporation


                        State of Incorporation: Delaware
                  I.R.S. Employer Identification No. 94-1234979



                              400 California Street
                          San Francisco, CA 94104-1302
                               Tel. (415) 765-2969






================================================================================

Item 5.  Other Events and Regulation FD Disclosure

On July 2, 2004, the Company issued the press release attached to this report as
Exhibit 99.1 and incorporated herein by reference.


Item 7.  Financial Statements and Exhibits

         (c)   Exhibits:



   Exhibit No.                  Description
--------------------------------------------------------------------------------
      99.1                      Press release dated July 2, 2004.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


Dated:  July 2, 2004


                                             UNIONBANCAL CORPORATION


                                             By:  /S/ DAVID I. MATSON
                                                 -------------------------------
                                                      David I. Matson
                                                      Chief Financial Officer
                                                      (Duly Authorized Officer)

                                  EXHIBIT INDEX

   Exhibit No.                  Description
--------------------------------------------------------------------------------
      99.1                      Press release dated July 2, 2004.